EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2024	2023	2022
Net income	223,214	112,268	461,847

(in thousands)	2024	2023	2022
Weighted average number of shares outstanding - basic	199,911	199,924	200,685
Dilutive impact of stock options	81	557	503
Weighted average number of shares outstanding - diluted	199,992	200,481	201,188

In March 2024, 400,000 share options held by the management were exercised and as of December 31, 2024 there are no outstanding options. As of December 31, 2023 and 2022, there were 400,000 and 650,000 outstanding options which were dilutive under the treasury stock method by 370,085 and 503,047 shares, respectively.

With reference to Note 24, "Share Capital, Treasury Shares and Dividends", in 2024, 2023 and 2022, the Company acquired an aggregate of 625,000, 1,107,328 and 400,000 of our own shares in open market transactions under our 2022 share buy-back program. On October 2, 2024, the Company renewed its existing share buy-back program for a further 12 months, up to October 4, 2025. All of the Company's own shares and distributions have been weighted for the portion of the period they were outstanding. As a result, the treasury shares reduced the weighted average number of shares outstanding in 2024, 2023 and 2022 by 1,283,567, 1,266,619 and 506,096 shares, respectively.